MUTUAL HEALTH SYSTEMS, INC.
                WARRANT SUBSCRIPTION AND GUARANTOR AGREEMENT


     1. Subscription and Guaranty. Silicon Valley Bank ("Silicon") has offered to loan to Mutual Health Systems, Inc. (the "Company") up to an additional $1,000,000 if shareholders and officers of the Company provide guaranties to Silicon in the form attached hereto as Exhibit A (the "Continuing Guaranty") in an aggregate amount equal to $1,000,000. The Company has proposed to issue a warrant in the form attached hereto as Exhibit B (the "Warrant") to each person who provides a Continuing Guaranty, which Warrant shall have a 5-year term and an exercise price of $3.75 per share and shall provide for the purchase of 2,300 shares of Class A Voting Common Stock (the "Shares") of the Company for each $10,000 guaranteed under the Continuing Guaranty. The undersigned hereby agrees to provide a Continuing Guaranty in the amount set forth on the accompanying signature page and therefore subscribes for a Warrant covering the number of Shares set forth on the accompanying signature page. An executed Continuing Guaranty in the correct amount is enclosed with this agreement.

     2. Inter-Guarantor Contribution. The undersigned understands that, until and unless the Company receives an additional equity investment of at least $1,000,000, each person who signs a Continuing Guaranty (a "Guarantor") will be jointly and severally liable to Silicon for up to $1,000,000 of the Company's borrowings if the Company defaults on its loans from Silicon, regardless of the lesser amount specified on the accompanying signature page. If any other Guarantors are required to pay to Silicon in respect of such Guarantors' Continuing Guaranties (other than under Paragraph 10 thereof) an amount in excess of the amount the Guarantors agreed to individually guarantee, the undersigned agrees to contribute to such Guarantors an amount necessary so that the contributions of all Guarantors actually making payments on their Continuing Guaranties are in proportion to the amounts each of them agreed to individually guarantee. The other Guarantors are express third-party beneficiaries of the agreement set forth in this Section 2.

     3. Representations and Warranties. The undersigned represents and warrants to the Company as follows:

          (a) Purchase for Own Account. The Warrant is being acquired for investment for the undersigned's account and not with a view to distribution. No other person has an interest in the Warrant.

          (b) Accredited Investor. The undersigned is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act of 1933, a copy of which is attached hereto as Exhibit C, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company and is able to bear the economic risks of an investment in the Warrant for an indefinite period of time.

          (c) Receipt of Information. The undersigned has met with officers of the Company, has had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of an investment in the Company, has received information about the Company's current financial condition and need for additional financing in the short term, and has received historical financial statements and all other information that the undersigned believes is necessary or desirable in connection with an investment in the Company.

          (d) No Inconsistent Representations or Warranties. Officers of the Company have made no representations or warranties that are inconsistent with the statements in this agreement.

          (e) Residence. The undersigned is a resident of the state indicated on the accompanying signature page.

     4.   Acknowledgments. The undersigned understands and acknowledges that:

          (a) Restricted Securities. The Warrant has not been registered or qualified under any federal or state securities laws in reliance upon exemptions from the registration requirements, and the Warrant may not be transferred by the undersigned except in compliance with the registration requirements of such laws or pursuant to available exemptions from registration. The offer and sale of the Warrant has not been approved or disapproved by the United States Securities and Exchange Commission or any state regulatory authority, and any representation to the contrary is unlawful.

          (b) No Market for the Shares. There is no market for the Shares, it is unknown whether a market will ever develop, and, accordingly, the Warrant and any Shares acquired upon exercise of the Warrant may have to be held for an indefinite period of time.

          (c) Investment Risk. An investment in the Warrant involves a substantial degree of risk.

          (d) Acceptance of Subscription. The Company reserves the right to change or waive the terms and limitations of this offering and can accept or reject this subscription in whole or in part in its absolute discretion; provided, however, that if the Company rejects this subscription the Company shall return to the undersigned the Continuing Guaranty executed by the undersigned.

     5. Indemnification. The undersigned agrees to indemnify and hold the Company and its directors, officers, agents, employees, representatives, affiliates and controlling persons harmless from and against any and all loss, damage or liability (including reasonable attorneys' fees and disbursements in connection with any investigation, enforcement action, trial or appeal) due to or arising out of any untruth, inaccuracy, or breach of any representation, warranty or covenant in this agreement.

                             SIGNATURE PAGE FOR
                WARRANT SUBSCRIPTION AND GUARANTOR AGREEMENT

          IN WITNESS WHEREOF, the undersigned has executed this Warrant Subscription and Guarantor Agreement effective as of May 31, 1996.



                                  ----------------------------------------
                                  (Signature)


                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------
                                  (Print name and address)



                                  ----------------------------------------
                                  (State of residence)



Accepted:

MUTUAL HEALTH SYSTEMS, INC.

By:
    ------------------------------
Title:
       ---------------------------


                      GUARANTY AND WARRANT INFORMATION


Amount of Continuing Guaranty:                                     $____________

Number of Shares under Warrant (Guaranty Amount / $10,000 * 2,300): ____________

                                                                  EXHIBIT A

                            CONTINUING GUARANTY

Borrower:     Mutual Health Systems, Inc.

Guarantor:    ______________________________

Date:         May _____, 1996


     1. For valuable consideration, the undersigned ("Guarantor") unconditionally guarantees and promises to pay to Silicon Valley Bank ("Silicon"), which has extended or may hereafter extend credit to the borrower identified above (the "Borrower"), in lawful money of the United States, any and all Indebtedness of Borrower to Silicon. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether direct or acquired by Silicon by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations, or whether such Indebtedness may be or hereafter become otherwise unenforceable. "Indebtedness" includes any amount Silicon receives from or on behalf of Borrower that Silicon is required to repay at any time as a result of the insolvency, bankruptcy or reorganization of Borrower. If more than one Guarantor executes this Continuing Guaranty or another guaranty of Indebtedness, the liability of such Guarantors shall be joint and several.

     Notwithstanding any other provision of this Continuing Guaranty, (i) the maximum liability of Guarantor and all other guarantors executing a Continuing Guaranty for the benefit of Silicon shall be limited to a total of $1,000,000 (in addition to amounts due under Paragraph 11 below); and
(ii) if Borrower receives an additional equity investment after the date of this Continuing Guaranty yielding gross proceeds of at least $1,000,000 to Borrower, Guarantor's liability under this Continuing Guaranty shall be limited to $______________ (plus amounts due under Paragraph 11 below). This Continuing Guaranty shall immediately terminate, and Guarantor shall have no further liability to Silicon with respect thereto, if (1) Borrower shall have repaid all amounts borrowed under the Secured Operating Line of Credit No. 2 described in the Amended and Restated Schedule dated May ____, 1996 (the "Schedule") to Loan and Security Agreement between Silicon and Borrower and Silicon's obligation to loan any amount with respect thereto shall have been terminated, (2) Borrower shall have repaid an amount sufficient to reduce the amount borrowed under the Secured Operating Line of Credit No. 1 described in the Schedule to $1,500,000 and Silicon's obligation to loan any amount in excess of $1,500,000 with respect thereto shall have been terminated, and (3) there is no continuing Event of Default under the Loan and Security Agreement.

     2. This is a guaranty of payment, not a guaranty of collection. It is not necessary for Silicon to take any action to collect from Borrower or any other person or entity prior to making demand on Guarantor.

     3. This is a Continuing Guaranty relating to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied.

     4. Guarantor authorizes Silicon, without notice or demand and without affecting its liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) receive and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;
(c) apply such security and direct the order or manner of sale thereof as Silicon in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

     5. Guarantor waives any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower except for defenses of Borrower arising from the wrongful acts or omissions of Silicon with respect to Borrower, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower. Guarantor waives any and all defenses, claims and damages arising from errors or omissions in Silicon's administration of the Indebtedness guaranteed hereunder except those that affect the amount claimed to be owed by Borrower to Silicon. Guarantor waives all presentments, demands for performance, notices on nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

     6. Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from Borrower such information concerning Borrower's financial condition or business operations as Guarantor may require, and that Silicon has no duty at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

     7. It is not necessary for Silicon to inquire into the powers of Borrower or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     8. Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Borrower to Guarantor other than amounts owed as compensation for services, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the indebtedness and to all liens and security interests of Silicon that secure the Indebtedness. No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding. If any Event of Default has occurred, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to Silicon the entire unpaid balance of the Indebtedness before making any payments whatsoever other than amounts owed as compensation for services to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Silicon all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor other than amounts owed as compensation for services, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Silicon and shall immediately be paid over to Silicon to be applied to the Indebtedness in such order and sequence as Silicon shall in its sole discretion determine, without limiting or affecting any other right or remedy which Silicon may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against Borrower.

     9. Silicon may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, assign the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Silicon may disclose to any prospective purchaser and any purchaser of all or part of the Indebtedness any and all information in Silicon's possession concerning Guarantor, this Guaranty and any security for this Guaranty.

     10. Guarantor agrees to pay all attorneys' fees, the allocated costs of Silicon's in-house counsel, and all other costs and expenses which may be incurred by Silicon in the enforcement of this Guaranty, including without limitation all costs and necessary disbursements in any legal action (at trial, on appeal or on review) or arbitration proceeding.

     11. This Guaranty shall be governed by and construed according to the laws of the State of Oregon.

          Executed as of this ______ day of _____________, 199_.



                                   ----------------------------------------


                                   By
                                       ------------------------------------
                                   Its
                                       ------------------------------------

Address for notices to Silicon:

SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA  95054

Address for notices to Guarantor:

---------------------------------

---------------------------------

---------------------------------

                                                                  EXHIBIT B

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS. THEY MAY NOT BE EXERCISED, SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT AND APPLICABLE STATE LAWS, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NO. W-____                                              ___________ SHARES

                                  WARRANT
                   TO PURCHASE SHARES OF COMMON STOCK OF
                        MUTUAL HEALTH SYSTEMS, INC.


     For value received, Mutual Health Systems, Inc., a Washington corporation (the "Company"), grants to _____________ (the "Holder"), the right, subject to the terms of this Warrant, to purchase until the Expiration Date, as defined below, at $3.75 per share (the "Basic Exercise Price"), the number of shares of fully paid and nonassessable Class A Voting Common Stock of the Company set forth above.

SECTION 1.  DEFINITIONS.

     As used in this Warrant, unless the context otherwise requires:

     1.1 "BASIC EXERCISE PRICE" means the price at which each Warrant Share may be purchased upon exercise of this Warrant as stated in the first sentence of this Warrant.

     1.2 "COMMON STOCK" means shares of the Class A Voting Common Stock of the Company.

     1.3 "EXERCISE DATE" means the date when this Warrant is exercised, in whole or in part, in the manner indicated in Sections 2.1 and 2.2.

     1.4 "EXERCISE PRICE" means the Basic Exercise Price; provided, however, that if an adjustment is required under Section 7 of this Warrant, then the "Exercise Price" means, after each such adjustment, the price at which each Warrant Share may be purchased upon exercise of this Warrant immediately after the last such adjustment.

     1.5   "EXPIRATION DATE" means May 31, 2001.

     1.6 "HOLDER" means the Initial Holder or, upon transfer of this Warrant by the Initial Holder (or a subsequent Holder) in accordance with the limitations set forth in Section 8 of this Warrant, a permitted transferee.

     1.7 "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

     1.8 "WARRANT" means this Warrant and each previously executed and canceled Warrant, if any, for which this Warrant has been exchanged.

     1.9 "WARRANT SHARES" means any shares of Common Stock issued or subject to issuance upon exercise of this Warrant or upon exchange of a Warrant Share for Warrant Shares of different denominations (and any shares received in respect of such shares as a result of a corporate stock split, stock dividend or other similar corporate recapitalization).

SECTION 2.  DURATION AND EXERCISE OF WARRANT.

     2.1 DURATION. Subject to the provisions of this Warrant, this Warrant may be exercised at any time and from time to time until the Expiration Date. After the Expiration Date this Warrant shall become void, and all rights to purchase Warrant Shares hereunder shall thereupon cease.

     2.2 METHOD OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, by (i) surrendering to the Company payment in full of the Exercise Price for the Warrant Shares, and (ii) executing and delivering to the Secretary of the Company a written notice of exercise. Upon compliance with this Section 2.2, the Holder shall be deemed to be the holder of record of the Warrant Shares.

     2.3 CERTIFICATES. As soon as practicable after the exercise, certificates for the Warrant Shares shall be delivered to the Holder.

     2.4 SECURITIES ACT COMPLIANCE. Unless the Warrant Shares shall have been registered under the Securities Act, as a condition of its delivery of certificates for the Warrant Shares, the Company may require the Holder to deliver to the Company, in writing, representations regarding the Holder's status as an accredited investor, sophistication, investment intent, acquisition for Holder's own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering. The Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are hereby agreed to by the Holder (including any transferee):

         THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE
         SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES
         LAWS.  THEY MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED,

         HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS
         REGISTERED UNDER SUCH ACT AND APPLICABLE STATE
         SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF
         COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY
         THAT REGISTRATION IS NOT REQUIRED.

SECTION 3.  VALIDITY AND RESERVATION OF WARRANT SHARES.

     The Company represents that all shares of Common Stock issued upon exercise of this Warrant will be validly issued, fully paid and nonassessable. The Company agrees that, as long as this Warrant may be exercised, the Company will have authorized and reserved for issuance upon exercise of this Warrant a sufficient number of Warrant Shares to provide for exercise in full of this Warrant.

SECTION 4.  FRACTIONAL SHARES.

     No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

SECTION 5.  LIMITED RIGHTS OF WARRANT HOLDER.

     The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a holder of Common Stock of the Company, either at law or equity, until this Warrant shall have been exercised.

SECTION 6.  LOSS OF WARRANT.

     Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

SECTION 7.  ADJUSTMENT OF WARRANT SHARES.

     The number, class and Exercise Price per share of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

     7.1 STOCK SPLIT OR COMBINATION. If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price per share shall be proportionately reduced and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price per share shall be proportionately increased. The increases and reductions provided for in this Section 7.1 shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the aggregate price payable for such percentage shall be affected by any event described in this Section 7.1.

     7.2 MERGER, REORGANIZATION, DISTRIBUTIONS, ETC. In the event of any change in the outstanding Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company, or in the event the Company shall declare a distribution to holders of Common Stock payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, then, as a condition of such change in capital structure or distribution, appropriate and adequate provision shall be made so that the holder of this Warrant will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately prior to such change in capital structure or distribution, it had held the number of shares of Common Stock obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

SECTION 8.  TRANSFER OF WARRANT.

     This Warrant may not be sold, transferred or otherwise disposed of except (a) by an individual Holder upon death, or (b) to a transferee that the Company reasonably believes is an "accredited investor" as defined under the Securities Act in a transfer that complies with all applicable federal and state securities laws.

SECTION 9.  MISCELLANEOUS.

     9.1 NOTICE. Notice or demand pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given, made or served, if in writing and delivered personally or by facsimile (except for legal process) or if sent by certified or registered mail, or overnight delivery service, postage prepaid, addressed, until another address is designated in writing by the Company, as follows:

                    Mutual Health Systems, Inc.
                    900 Washington Street, Suite 1100
                    Vancouver, WA 98660
                    Attention:  President

Any notice or demand authorized pursuant to this Warrant to be given or made by the Company to or on the Holder shall be given to the Holder by facsimile, certified or registered mail, or overnight delivery service, postage prepaid, addressed to the Holder's last known address as it shall appear on the books of the Company, until another address is designated in writing.

     9.2 APPLICABLE LAW. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Washington, exclusive of choice of law rules.

     9.3 HEADINGS. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

     Dated: May 31, 1996.

                                  MUTUAL HEALTH SYSTEMS, INC.


                                  By:
                                      ------------------------------------
                                      Dany Y. Tse, President

                                                                  EXHIBIT C

                       ACCREDITED INVESTOR DEFINITION

     "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale o the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in s
230.506(b)(2)(ii); and

     (8) Any entity in which all of the equity owners are accredited investors.

                                    C-1